Exhibit 32.1

CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
TITLE 18, UNITED STATES CODE)

In connection with the Annual Report of RiceBran Technologies (the Company) on Form 10-K for the year ending December 31, 2018, as filed with the Securities and Exchange Commission on the date hereof (the Report), we, Brent Rystom, Chief Executive Officer of the Company, and Dennis Dykes Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  April 1, 2019

By:	/s/ Brent Rystrom
Brent Rystrom
Director and Chief Executive Officer

By:	/s/ Dennis Dykes
Dennis Dykes
Chief Financial Officer